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                                                                    Exhibit 99.3
                                                                    ------------

                              U.B. BANCSHARES, INC.
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS CALLED FOR
                                 April 19, 2000



         The undersigned having received, together with the proxy statement/prospectus dated as of March 15, 2000, notice of the special meeting of shareholders of U.B. BANCSHARES, INC., a Ohio corporation, to be held on April 19, 2000 at 3:00 p.m., hereby designates and appoints J. H. Blicke and James W. Pry II as proxies for the undersigned, with full power of substitution, to exercise all the powers that the undersigned would have if personally present to act and to vote all of the common shares that the undersigned is entitled to vote at the special meeting of shareholders, unless revoked, and at any adjournment or postponement thereof, such proxies being directed to vote as specified below on the following proposal:


         MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 1:  To adopt the Agreement and Plan of Merger, and Amendment thereto, by and between Park National Corporation and U.B. BANCSHARES, INC., providing for the merger of U.B. BANCSHARES, INC., with and into Park National Corporation.


         [ ] FOR                   [ ] AGAINST                   [ ]  ABSTAIN

Proposal 2:  To transact such other business as may properly come before the special meeting, or any adjournment or postponement thereof, in order to allow the further solicitation of proxies.



THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE COMMON SHARES WILL BE VOTED FOR PROPOSAL 1. ALL PROXIES PREVIOUSLY GIVEN ARE HEREBY REVOKED. RECEIPT OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED.



         The aforesaid proxies are hereby authorized to vote on any other matter that may properly come before the meeting at their discretion. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the U.B. BANCSHARES, INC. special meeting and advising the Secretary of the shareholder's intent to vote the common shares or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices U.B. BANCSHARES, INC. at 401 South Sandusky Avenue, Bucyrus, Ohio 44820. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.


                                     Dated:_____________________________________

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature



                                     Please sign exactly as your name appears on your share certificate(s) and return this proxy promptly in the accompanying envelope. If the common shares are issued in the names of two or more persons, all persons should sign the proxy. If the common shares are issued in the name of a corporation or partnership, please sign in the corporate name, by the president or other authorized officer, or in the partnership name, by an authorized person. When signing as



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                                     attorney, executor, administrator,
                                     trustee, guardian or in any other
                                     representative capacity, please give
                                     your full title as such.

                                     PLEASE DATE, SIGN AND MAIL THIS PROXY TO
                                     U.B. BANCSHARES, INC., ATTENTION
                                     SECRETARY, 401 S. SANDUSKY AVENUE,
                                     BUCYRUS, OHIO 44820. AN ENVELOPE IS
                                     ENCLOSED FOR YOUR CONVENIENCE.


                                     [Proxy Label]